UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

/x/ Preliminary Information Statement

/ / Confidential, For Use of the Commission only (as permitted by Rule 14c-5(d)(2))

/ / Definitive Information Statement

ABERDEEN MINING COMPANY

(Name of Registrant As Specified In Charter)

Not Applicable

(Name of Person(s) Filing the Information Statement if other than Registrant)

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/ / Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

  Title of each class of securities to which transaction applies:

  Aggregate number of securities to which transaction applies:

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ABERDEEN MINING COMPANY

2024 105th Pl. S.E.

Everett, WA 98208

NOTICE OF WRITTEN CONSENT OF STOCKHOLDERS

_________ __, 2004

To Stockholders of ABERDEEN MINING COMPANY:

The attached Information Statement is being delivered by Aberdeen Mining Company in connection with the approval by our stockholders of an amendment to our certificate of incorporation to change our corporate name to "TransVentory, Inc." The Information Statement is first being mailed to stockholders on or about _____ __, 2004. We anticipate that the amendment to our certificate of incorporation will become effective on or after _____________ __, 2004.

On March 31, 2004, our board of directors approved a resolution authorizing us to file the amendment to our certificate of incorporation with the Nevada Secretary of State. On March 31, 2004, the holders of a majority of the outstanding shares of our common stock entitled to vote thereon executed a written consent in accordance with Nevada law approving and adopting the amendment to our certificate of incorporation.

This letter and the accompanying Information Statement are being distributed to you, our stockholders, in accordance with the requirements of Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Information Statement describes in greater detail the proposed changes to our certificate of incorporation.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Thank you for your continued interest in and support of Aberdeen Mining Company.

By Order of the Board of Directors

John Ohle, President

Preliminary Copy

ABERDEEN MINING COMPANY

2024 105th Pl. S.E.

Everett, WA 98208

INFORMATION STATEMENT

WRITTEN CONSENT OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being mailed on or about _________ __, 2004 to all stockholders of record of Aberdeen Mining Company, a Nevada corporation, as of the close of business on March 31, 2004. It is being furnished in connection with the adoption of an amendment to our certificate of incorporation by written consent of the holders of a majority of the outstanding shares of common stock. We anticipate that the amendment will become effective on or after __________ __, 2004. A copy of the Amendment is attached to this document as Exhibit A.

On March 31, 2004, our board of directors adopted resolutions proposing and declaring advisable an amendment to our certificate of incorporation to give effect to a change of our name to "TransVentory, Inc."

On March 31, 2004, the amendment was adopted by the written consent of holders of a majority of the issued and outstanding shares of our common stock entitled to vote thereon in accordance with Nevada law. Our board of directors decided to obtain the written consent of holders of a majority of the outstanding common stock entitled to vote on the amendment in order to eliminate the cost and delay involved in holding a special meeting of our stockholders and in order to amend our certificate of incorporation in a timely manner.

The record date for purposes of determining the stockholders entitled to vote and to whom this Information Statement is sent is March 31, 2004. As of the record date, we had 98,746,350 shares of common stock issued and outstanding and entitled to vote on the amendment, with each share of common stock entitled to one vote. There are no shares of our preferred stock outstanding. The holders of 84,379,850 shares of the issued and outstanding common stock, representing approximately 85.5% of the votes entitled to be cast with regard to the amendment, approved the amendment by written consent.

Pursuant to regulations promulgated under the Securities Exchange Act of 1934, as amended, the amendment may not be effected until at least 20 calendar days after this Information Statement is sent or given to our stockholders. We anticipate that the amendment will become effective on or after ___________ __, 2004 upon filing with the Nevada Secretary of State.

There will not be a meeting of stockholders and none is required under Nevada law because this action has been approved by written consent of the holders of a majority of the outstanding shares of our voting common stock. This Information Statement is being distributed in accordance with the requirements of Section 14(c) of the Exchange Act.

AMENDMENT TO THE CERTIFICATE OF INCORPORATION

NAME CHANGE TO ENTREMETRIX, INC.

Our board of directors and the stockholders holding a majority of the voting power of our common stock have approved the change of our corporate name from "Aberdeen Mining Company" to "TransVentory, Inc.", by means of an amendment to our certificate of incorporation. The corporate name change will become effective upon the filing of an amendment to our certificate of incorporation with the Nevada Secretary of State, which is expected to occur as soon as reasonably practicable on or after the twentieth (20th) day following the mailing of this Information Statement to our stockholders.

Our board of directors believes that changing our corporate name is in the best interest of the corporation and our stockholders. We recently acquired substantially all of the assets and liabilities of C&M Transportation, Inc., and the business of C&M Transportation, Inc. will represent our principal line of business. We believe that it is in the best interest of the company to change our corporate name to a name that is more identifiable with the business of C&M Transportation, Inc.

The voting and other rights that accompany our securities will not be affected by the change in our corporate name. Stockholders may, but need not, exchange their certificates to reflect the change in corporate name. Your existing certificate will continue to represent shares of our common stock as if our name had not changed. Our transfer agent will issue stock certificates with our new name as stock certificates are sent in upon transfers of shares by our existing stockholders. Until you sell or otherwise transfer your shares of common stock, there is no need to send us or our transfer agent your existing stock certificates.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for approval of the amendment of the certificate of incorporation under Nevada law. We have obtained this approval through the written consent of stockholders owning a majority of the outstanding voting shares of our common stock. Therefore, a meeting to approve the name change and the amendment to the certificate of incorporation is unnecessary and will not take place for this purpose. A copy of the amendment is attached to this Information Statement as Exhibit A.

ABSENCE OF DISSENTERS' RIGHTS

No dissenters' or appraisal rights are available to our stockholders under the Delaware General Corporation Law in connection with the amendment.

OTHER INFORMATION REGARDING THE COMPANY

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth the number of shares of the Company's Common Stock held by each person who is believed to be the beneficial owner of 5% or more of the 98,746,350 shares of the Company's common stock outstanding at March 31, 2004, based on the Company's transfer agent's list, and the names and number of shares held by each of the Company's officers and directors and by all officers and directors as a group.

Title of	Name and Address	Amount and Nature of	Percent
Class	Of Beneficial Owner	Beneficial Ownership	of Class
Common	C&M Transportation, Inc.	84,379,850	85.50
	5510 Kansas Ave
	Kansas City, KS 61106

Common	Velocity Holdings, Inc. (1)	84,379,850	85.50
	5510 Kansas Ave
	Kansas City, KS 61106

Common	John Ohle (2)	84,379,850	85.50
	5510 Kansas Ave
	Kansas City, KS 61106

Officers and Directors
Common	John Ohle (2)	---- see above ----
	President

All Officers, Directors, as a Group (1 Persons)	84,379,850	85.50

  Velocity Holdings, Inc., a Kansas corporation, is the indirect beneficial owner of the 84,379,850 shares of the Company's common stock held by C&M Transportation, Inc. (the "Shares"), through its ownership of all of the outstanding stock of C&M Transportation, Inc.

  John Ohle is the indirect beneficial owner of the Shares through his ownership of all of the outstanding stock of Velocity Holdings, Inc., which owns all of the outstanding stock of C&M Transportation, Inc.

INTEREST OF CERTAIN PERSONS IN OR

IN OPPOSITION TO THE MATTERS TO BE ACTED UPON

No director, executive officer, associate of any officer or director or executive officer, or any other person has any interest, direct or indirect, by security holdings or otherwise, in the amendments to the Certificate of Incorporation referenced herein which is not shared by the majority of the stockholders.

OTHER MATTERS

The Board of Directors of the Company is not aware that any matter other than those described in this Information Statement is to be presented for the consent of the stockholders.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C., 20549. Additionally, these filings may be viewed at the SEC's website at http://www.sec.gov.

DISTRIBUTION OF INFORMATION STATEMENT

The cost of distributing this Information Statement has been borne by us. The distribution will be made by mail.

[Signature Page Follows.]

Pursuant to the requirements of the Exchange Act of 1934, as amended, the

Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

By Order of the Board of Directors

/s/ John Ohle

     John Ohle, President

March 31, 2004

Kansas City, Kansas

EXHIBIT A

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

ABERDEEN MINING COMPANY

Aberdeen Mining Company, a Nevada corporation (the "Corporation"), does hereby certify that:

  The amendments to the Corporation's Certificate of Incorporation set forth below were duly adopted in accordance with the provision of Sections 78.390 of the Nevada Revised Statutes and have been consented to in writing by: (a) the Board of Directors by their unanimous written consent; and (b) the holders of a majority of the outstanding shares entitled to vote thereon.

  Article I of the Certificate of Incorporation of the Corporation  is amended to read in its entirety as follows:

"The name of the corporation is TransVentory, Inc."

IN WITNESS WHEREOF, the undersigned hereby duly executes this Certificate of Amendment hereby declaring and certifying under penalty of perjury that this is the act and deed of the Corporation and the facts herein stated are true, this __ day of _______, 2004.

ABERDEEN MINING COMPANY

By: ___________________________

John Ohle, President